Exhibit 21.1
SUBSIDIARIES OF THE COMPANY

February 28, 2008
Ownership
ALABAMA
SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiary
SCI Alabama Funeral Services, Inc.	100%
SCI Georgia Funeral Services, Inc. (DE Corp) Alabama subsidiary
ECI Alabama Services, LLC	100%
Alderwoods Group, Inc. (DE Corp) Alabama subsidiary
Advanced Planning (Alabama), Inc.	100%

ALASKA
SCI Funeral Services, Inc. (Iowa Corp) Alaska subsidiary
SCI Alaska Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Alaska subsidiary
Alderwoods (Alaska), Inc.	100%

ARIZONA
SCI Funeral Services, Inc. (Iowa Corp) Arizona subsidiary
SCI Arizona Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Arizona subsidiary
Alderwoods (Arizona), Inc.	55.00%
Osiris Holding Corporation (DE Corp) Arizona subsidiary
Alderwoods (Arizona), Inc.	45.00%
Phoenix Memorial Park Association	100%

ARKANSAS
SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Arkansas subsidiary
Alderwoods (Arkansas), Inc.	100%

CALIFORNIA
SCI Funeral Services, Inc. (Iowa Corp) California subsidiaries
SCI California Funeral Services, Inc.	100%
Mount Vernon Memorial Park	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. — (DE LP) California subsidiary
SCI Western Market Support Center, Inc.	100%
Alderwoods Group, Inc. (DE Corp) California subsidiaries
Alderwoods Group (California), Inc.	100%
Advance Funeral Insurance Services	100%
Alderwoods (Texas), Inc.	100%
Directors Succession Planning, Inc.	100%
Directors Succession Planning II, Inc.	100%
Earthman Holdings, Inc. (TX Corp) California subsidiary
Earthman LP, Inc.	100%
Rose Hills Holdings Corp. (DE Corp)
Rose Hills Company (DE Corp) California subsidiary
RH Mortuary Corporation	100%
RH Cemetery Corp. (DE Corp) California subsidiary

February 28, 2008
Ownership
Workman Mill Investment Company	100%
DSP General Partner, Inc. (TX Corp) California subsidiary
DSP General Partner II, Inc.	100%
S & H Properties and Enterprises, Inc. (WA Corp) California subsidiaries
Universal Memorial Centers V, Inc.	100%
Universal Memorial Centers VI, Inc.	100%

COLORADO
SCI Funeral Services, Inc. (Iowa Corp) Colorado subsidiary
SCI Colorado Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Colorado subsidiary
Alderwoods (Colorado), Inc.	100%

CONNECTICUT
SCI Funeral Services, Inc. (Iowa Corp) Connecticut subsidiary
SCI Connecticut Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	51.80%
Alderwoods (New York), Inc. (NY Corp) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	48.20%

DELAWARE
BestHalf.com, Inc.	80%
Christian Funeral Services, Inc.	100%
SCI Funeral Services, Inc. (Iowa Corp)
Affiliated Family Funeral Service, Inc. (MA Corp) Delaware subsidiaries
ECI — Rapino Memorial Home, Inc.	49%
ECI Services of Maine, Inc.	100%
ECI Services of New Hampshire, Inc.	100%
ECI Services of South Dakota, Inc.	100%
ECI Services of Vermont, Inc.	100%
Lake View Management Company, Inc.	100%
Memorial Guardian Plans, Inc.	100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC	5%
ECI Capital Corporation	100%
California Cemetery and Funeral Services, LLC	95%
SCI Georgia Funeral Services, Inc.	100%
ECI Alabama Services, LLC (AL LLC) Delaware subsidiary
ECI — Chapel Hill, Inc.	100%
SCI Indiana Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company	100%
SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC	100%
SCI Pennsylvania Funeral Services, Inc.(PA Corp)Delaware subsidiary
Saul — Gabauer Funeral Home, Inc.	100%
SCI Texas Funeral Services, Inc.	100%
Professional Funeral Traditions, LLC	100%
CemCare, Inc.	100%
PSI Funding, Inc.	100%
SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiary
SCI Loan Services, LLC	100%
Salvatore Air Transportation Corp.	100%
SCI Executive Services, Inc.	100%
SCI Financial Services, Inc.	100%
Making Everlasting Memories, L.L.C.	80%
SCI Investment Services, Inc.	100%

February 28, 2008
Ownership
SCI International Limited	100%
Kenyon International Emergency Services, Inc.	30%
SCI Cerberus, LLC	100%
Service Corporation International (Canada) Limited (CAN Corp) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI Special, Inc.	100%
SCI Administrative Services, LLC— General Partner of	100%
SCI Management L.P.	1%
Remembrance Memorial Traditions, LLC— Limited Partner of	100%
SCI Management L.P.	99%
Dignity Memorial Network, Inc.	100%
SCI Western Market Support Center, Inc. (CA Corp)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI EOps HQ, Inc. (NY Corp)
SCI Eastern Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative,Inc.	25%
SCI Houston Hub, Inc. (TX Corp)
SCI Houston Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI Capital Corporation	100%
Piney Grove, LLC	100%
Stormy Sky, LLC	100%
Alderwoods Group, Inc.	100%
Administration Services, Inc.	100%
Alderwoods (Alabama), Inc.	100%
Alderwoods (Commissioner), Inc.	100%
Alderwoods (Delaware), Inc.	100%
Alderwoods (Mississippi), Inc.	100%
Alderwoods Life Insurance Group, Inc.	100%
American Burial and Cremation Centers, Inc.	100%
H. P. Brandt Funeral Home, Inc.	100%
Osiris Holding Corporation	100%
Rose Hills Holdings Corp.	100%
Rose Hills Company	100%
RH Cemetery Corp.	100%
Alderwoods (Partner), Inc. (KY Corp) General Partner of Alderwooods (Texas), L.P.	1.00%
Alderwoods (Texas), Inc. (CA Corp) Limited Partner of Alderwoods (Texas), L.P.	73.42%
Earthman Holdings, Inc. (TX Corp)
Earthman LP, Inc. (CA Corp) Limited Partner of Alderwoods (Texas), L.P.	25.58%
DSP General Partner, Inc. (TX Corp) General Partner of Directors (Texas), L.P.	1.00%
DSP General Partner II, Inc. (CA Corp) Limited Partner of Directors (Texas), L.P.	38.23%
Directors Succession Planning, Inc. (CA Corp)
Directors Succession Planning II, Inc. (CA Corp) Limited Partner of Directors (Texas), L.P.	60.77%

DISTRICT OF COLUMBIA
SCI Funeral Services, Inc. (Iowa Corp) DC subsidiaries
Joseph Gawler’s Sons, Inc.	100%
Witzke Funeral Homes, Inc.	100%

FLORIDA
SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries

February 28, 2008
Ownership
SCI Funeral Services of Florida, Inc.	100%
Florida Marker, LLC	100%
Fountainhead Memorial Park, LLC	100%
WPALM, Inc.	100%
MR Advertising Agency, LLC	100%
Alderwoods Group, Inc. (DE Corp) Florida subsidiaries
Garden Sanctuary Acquisition, Inc.	100%
RG Memorial Chapels, Inc.	100%
MHI Group, Inc.	100%
Funeral Services Acquisition Group, Inc.	100%
Security Trust Plans, Inc.	100%
Naples Memorial Gardens, Inc.	100%
Osiris Holding Corporation (DE Corp) Florida subsidiary
Osiris Holding of Florida, Inc.	100%
Alderwoods (Minnesota), Inc. (MN Corp) Florida subsidiaries
Coral Ridge Funeral Home and Cemetery, Inc.	100%
Kadek Enterprises of Florida, Inc.	100%

GEORGIA
SCI Funeral Services, Inc. (Iowa Corp) Georgia subsidiaries
SCI Georgia Funeral Services, Inc. (DE Corp) Georgia subsidiaries
ECI Cemetery Services of Georgia, LLC	100%
SCI Georgia Land, Inc.	100%
Parkhill Cemetery, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Georgia subsidiaries
Advanced Planning of Georgia, Inc.	100%
Alderwoods (Georgia) Holdings, Inc.	100%
Southeastern Funeral Homes, Inc.	100%
Alderwoods (Georgia), Inc.	37.00%
Carothers Holding Company, Inc. (NC Corp) Georgia subsidiary
Alderwoods (Georgia), Inc.	55.00%
Poteet Holdings, Inc.	100%
Alderwoods (Georgia), Inc.	8.00%

HAWAII
SCI Funeral Services, Inc. (Iowa Corp) Hawaii subsidiaries
Hawaiian Memorial Life Plan, Ltd.	100%

IDAHO
Alderwoods Group, Inc. (DE Corp) Idaho subsidiary
Alderwoods (Idaho), Inc.	100%

ILLINOIS
SCI Funeral Services, Inc. (Iowa Corp) Illinois subsidiary
SCI Illinois Services, Inc.	100%
Lake View Memorial Gardens, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Illinois subsidiaries
Alderwoods (Illinois), Inc.	100%
Alderwoods (Chicago Central), Inc.	100%
Woodlawn Memorial Park, Inc.	100%
Chapel Hill Memorial Gardens & Funeral Home Ltd.	100%
Chicago Cemetery Corporation	100%
Mount Auburn Memorial Park, Inc.	100%
Alderwoods (Chicago North), Inc.	43.65%
RG Memorial Chapels, Inc. (FL Corp) Illinois subsidiary
Alderwoods (Chicago North), Inc.	56.25%

February 28, 2008
Ownership
Pineview Memorial Park, Inc.	100%
Ridgewood Cemetery Company, Inc.	100%
Ruzich Funeral Home, Inc.	100%
Woodlawn Cemetery of Chicago, Inc.	100%
Osiris Holding Corporation (DE Corp) Illinois subsidiary
Elmwood Acquisition Corporation	100%
Oakwoods Cemetery Association	100%

INDIANA
Alderwoods Group, Inc. (DE Corp) Indiana subsidiaries
Advance Planning of America, Inc.	100%
Alderwoods (Indiana), Inc.	88.50%
Alderwoods (Tennessee), Inc. (TN Corp) Indiana subsidiary
Alderwoods (Indiana), Inc.	11.50%
Ruzich Funeral Home, Inc.	100%

IOWA
SCI Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc.	100%

KANSAS
SCI Funeral Services, Inc. (Iowa Corp) Kansas subsidiary
SCI Kansas Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Kansas subsidiary
Alderwoods (Kansas), Inc.	100%

KENTUCKY
SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc.	99%
Alderwoods Group, Inc. (DE Corp) Kentucky subsidiaries
Alderwoods (Kentucky), Inc.	99%
Alderwoods (Partner), Inc.	100%

LOUISIANA
SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Louisiana subsidiary
Alderwoods (Louisiana), Inc.	100%
New Orleans Limousine Service, Inc.	100%

MARYLAND
SCI Funeral Services, Inc. (Iowa Corp) Maryland subsidiaries
HFH, Inc.	100%
BAMFH, Inc.	100%
Burgee — Henss — Seitz Funeral Home, Inc.	100%
Charles S. Zeiler & Son, Inc.	100%
Danzansky — Goldberg Memorial Chapels, Inc.	100%
Edward Sagel Funeral Direction, Inc.	100%
Fleck Funeral Home, Inc.	100%
Gary L. Kaufman Funeral Home at
Meadowridge Memorial Park, Inc.	100%
Gary L. Kaufman Funeral Home Southwest, Inc.	100%
Lemmon Funeral Home of Dulaney Valley, Inc.	100%
Loring Byers Funeral Directors, Inc.	100%
Miller — Dippel Funeral Home, Inc.	100%
Moran — Ashton Funeral Home, Inc.	100%
National Cremation Service, Inc.	100%
Sterling — Ashton — Schwab Funeral Home, Inc.	100%

February 28, 2008
Ownership
Sterling — Ashton — Schwab — Witzke Funeral Home of Catonsville, Inc.	100%
SCI Maryland Funeral Services, Inc.	100%
George Washington Cemetery Company, LLC	100%
Alderwoods Group, Inc. (DE Corp) Maryland subsidiary
Adlerwoods (Maryland), Inc.	100%

MASSACHUSETTS
SCI Funeral Services, Inc. (Iowa Corp) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc.	100%
AFFS Boston, Inc.	10%
AFFS North, Inc.	30%
AFFS Norwood, Inc.	40%
AFFS Quincy, Inc.	40%
AFFS South Coast East, Inc.	25%
AFFS South Coast West, Inc.	11%
AFFS West, Inc.	42%
Perlman Funeral Home, Inc.	40%
Stanetsky Memorial Chapels, Inc.	40%
Sullivan Funeral Homes, Inc.	40%
Alderwoods Group, Inc. (DE Corp) Massachusetts subsidiaries
Cuffe — McGinn Funeral Home, Inc.	44%
Doane Beal & Ames, Inc.	49%
Ernest A. Richardson Funeral Home, Inc.	49%
Gaffey Funeral Home, Inc.	49%
JCM Holdings, Inc.	49%
Alderwoods (Massachusetts), Inc.	100%
Doba — Haby Insurance Agency, Inc.	100%

MICHIGAN
SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiary
SCI Michigan Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Michigan subsidiary
Alderwoods (Michigan), Inc.	100%
Alderwoods (Delaware), Inc. (DE Corp) Michigan subsidiaries
AMG, Inc.	100%
WMP, Inc.	100%

MINNESOTA
SCI Funeral Services, Inc. (Iowa Corp) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Minnesota subsidiary
Alderwoods (Minnesota), Inc.	100%

MISSISSIPPI
SCI Funeral Services, Inc. (Iowa Corp) Mississippi subsidiary
SCI Mississippi Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Mississippi subsidiaries
Family Care, Inc.	100%
Alderwoods (Mississippi), Inc. (DE Corp) Mississippi subsidiaries
Stephens Burial Association, Inc.	100%
Stephens Funeral Benefit Association, Inc.	100%
Stephens Funeral Fund, Inc.	100%
Thweatt Funeral Insurance Company, Inc.	100%

February 28, 2008
Ownership
MISSOURI
SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
SCI Missouri Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Missouri subsidiary
Alderwoods (Missouri), Inc.	100%

MONTANA
Alderwoods Group, Inc. (DE Corp) Montana subsidiary
Alderwoods (Montana), Inc.	100%

NEBRASKA
SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
SCI Nebraska Funeral Services, Inc.	100%

NEVADA
SCI Funeral Services, Inc. (Iowa Corp)
SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiary
SCI Texas Finance Company	100%
Alderwoods Group, Inc. (DE Corp) Nevada subsidiary
Alderwoods (Nevada), Inc.	100%

NEW HAMPSHIRE
Alderwoods Group, Inc. (DE Corp) New Hampshire subsidiaries
Robert Douglas Goundrey Funeral Home, Inc.	100%
St. Laurent Funeral Home, Inc.	100%
Alderwoods (Massachusetts), Inc. – New Hampshire subsidiary
ZS Acquisition, Inc.	100%

NEW JERSEY
SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
SCI New Jersey Funeral Services, Inc.	100%
Garden State Crematory, Inc.	100%
Wien & Wien, Inc.	100%

NEW MEXICO
SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiary
SCI New Mexico Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) New Mexico subsidiary
Alderwoods (New Mexico), Inc.	100%

NEW YORK
SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
SCI Funeral Services of New York, Inc.	100%
Chas. Peter Nagel Inc.	100%
I. J. Morris, Inc.	100%
New York Funeral Chapels, Inc.	100%
New York Marker, LLC	100%
Thomas M. Quinn & Sons, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. — (DE LP) New York subsidiary
SCI EOps HQ, Inc.	100%
Alderwoods Group, Inc. (DE Corp) New York subsidiaries
Alderwoods (New York), Inc.	100%
Northeast Monument Company, Inc.	100%

February 28, 2008
Ownership
NORTH CAROLINA
SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
SCI North Carolina Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) North Carolina subsidiaries
Alderwoods (North Carolina), Inc.	48.80%
Westminster Gardens, Inc.	100%
Carothers Holding Company, Inc.	100%
Alderwoods (North Carolina), Inc.	50.70%
MFH, L.L.C.	100%
Lineberry Group, Inc.	100%
Alderwoods (North Carolina), Inc.	0.50%
Alderwoods (Georgia) Holdings, Inc. (GA Corp) North Carolina subsidiary
Reeves, Inc.	100%

OHIO
SCI Funeral Services, Inc. (Iowa Corp) Ohio subsidiaries
SCI Ohio Funeral Services, Inc.	100%
The Knollwood Cemetery Company	100%
Alderwoods Group, Inc. (DE Corp) Ohio subsidiaries
Alderwoods (Ohio) Cemetery Management, Inc.	100%
Alderwoods (Ohio) Funeral Home, Inc.	100%
Bennett — Emmert — Szakovits Funeral Home, Inc.	100%

OKLAHOMA
SCI Funeral Services, Inc. (Iowa Corp) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc.	100%
Memorial Gardens Association	100%
Rose Hill Burial Park, a Trust	90%
Sunset Memorial Park Cemetery Trust	100%
Memorial Park Association, a Trust Estate	100%
Sunny Lane Cemetery, a Property Trust	100%
Alderwoods Group, Inc. (DE Corp) Oklahoma subsidiary
Alderwoods (Oklahoma), Inc.	100%

OREGON
SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
SCI Oregon Funeral Services, Inc.	100%
Uniservice Corporation	100%
Alderwoods Group, Inc. (DE Corp) Oregon subsidiaries
Alderwoods (Oregon), Inc.	100%
S & H Properties and Enterprises, Inc. (WA Corp) Oregon subsidiaries
Universal Memorial Centers I, Inc.	100%
Universal Memorial Centers II, Inc.	100%
Universal Memorial Centers III, Inc.	100%

PENNSYLVANIA
SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc.	100%
Auman Funeral Home, Inc.	100%
Ed Melenyzer Co.	100%
Funeral Corporation Pennsylvania	100%
Laughlin Funeral Home, Ltd.	100%
Robert L. Hendricks Funeral Home, Inc.	100%
Rohland Funeral Home	100%
Harold B. Mulligan Co., Inc.	100%
Theo. C. Auman, Inc.	100%
Auman’s, Inc.	100%
Francis F. Seidel, Inc.	100%

February 28, 2008
Ownership
Memorial Guardian Plans, Inc.(DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Pennsylvania subsidiaries
Alderwoods (Pennsylvania), Inc.	100%
Bright Undertaking Company	100%
H. Samson, Inc.	100%
Knee Funeral Home of Wilkinsburg, Inc.	100%
Nineteen Thirty — Five Holdings, Inc.	100%
Osiris Holding Corporation (DE Corp) Pennsylvania subsidiary
Oak Woods Management Company	100%

RHODE ISLAND
SCI Funeral Services, Inc. (Iowa Corp) Rhode Island subsidiary
SCI Rhode Island Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Rhode Island subsidiary
Alderwoods (Rhode Island), Inc.	100%

SOUTH CAROLINA
SCI Funeral Services, Inc. (Iowa Corp) South Carolina subsidiary
SCI South Carolina Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) South Carolina subsidiaries
Alderwoods (South Carolina), Inc.	44.00%
Carothers Holding Company, Inc. (NC Corp) North Carolina subsidiary
Alderwoods (South Carolina), Inc.	56.00%
Alderwoods (Georgia) Holdings, Inc. (GA Corp) North Carolina subsidiary
Graceland Cemetery Development Co.	100%

TENNESSEE
SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
SCI Tennessee Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Tennessee subsidiaries
Alderwoods (Tennessee), Inc.	100%
Eagle Financial Associates, Inc.	100%

TEXAS
SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
JPH Properties, Inc.	100%
SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
FHC Realty, Inc.	100%
WFG Liquidation Corporation	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp) Texas subsidiary
Investment Capital Corporation	100%
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. (DE LP) — Texas subsidiaries — Limited Partner of
SCI Eastern Market Support Center, L.P.	99%
SCI Houston Market Support Center, L.P.	99%
SCI Management L.P. (DE LP) Texas subsidiaries
SCI EOps HQ, Inc. (NY Corp) — General Partner of
SCI Eastern Market Support Center, L.P.	1%
SCI Houston Hub, Inc. — General Partner of	100%
SCI Houston Market Support Center, L.P.	1%
Alderwoods Group, Inc. (DE Corp) Texas subsidiaries
Alderwoods (Texas) Cemetery, Inc.	100%
DSP General Partner, Inc.	100%
Tyler Memorial Funeral Home and Chapel, Inc.	100%
Dunwood Cemetery Service Company	80%

February 28, 2008
Ownership
Earthman Holdings, Inc.	100%
HFCC Holdings, Inc.	100%
HFJC Holdings, Inc.	100%
Alderwoods (Texas), Inc. (CA Corp) Texas subsidiary
Funeral Service, Inc.	100%
Directors Succession Planning, Inc. (CA Corp) Texas subsidiary
Directors Cemetery (Texas), Inc.	100%
DRMP Holdings, Inc.	100%
Panola County Restland Memorial Park, Inc.	100%
Directors (Texas), L.P. (DE Limited Partnership) Texas subsidiary
Pioneer Funeral Plans, Inc.	100%
Alderwoods (Georgia) Holdings, Inc. (GA Corp) Texas subsidiary
Waco Memorial Park, Inc.	100%

UTAH
SCI Funeral Services, Inc. (Iowa Corp) Utah subsidiaries
SCI Utah Funeral Services, Inc.	100%
Wasatch Land and Improvement Company	100%

VIRGINIA
SCI Funeral Services, Inc. (Iowa Corp) Virginia subsidiary
SCI Virginia Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Virginia subsidiary
Alderwoods (Virginia), Inc.	52.90%
Carothers Holding Company, Inc. (NC Corp) Virginia subsidiary
Alderwoods (Virginia), Inc.	0.50%
Lineberry Group, Inc. (NC Corp) Virginia subsidiary
Alderwoods (Virginia), Inc.	46.60%

WASHINGTON
SCI Funeral Services, Inc. (Iowa Corp) Washington subsidiary
SCI Washington Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Washington subsidiaries
Alderwoods (Washington), Inc.	100%
S & H Properties and Enterprises, Inc.	100%
Vancouver Funeral Chapel, Inc.	100%
Evergreen Funeral Home and Cemetery, Inc.	100%
Green Service Corporation	100%

WEST VIRGINIA
SCI Funeral Services, Inc. (Iowa Corp) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc.	100%
Rosedale Cemetery Company	100%
Rosedale Funeral Chapel, Inc.	100%
Alderwoods Group, Inc. (DE Corp) West Virginia subsidiary
Alderwoods (West Virginia), Inc.	100%

WISCONSIN
SCI Funeral Services, Inc. (Iowa Corp) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc.	100%
Alderwoods Group, Inc. (DE Corp) Wisconsin subsidiaries
Alderwoods (Wisconsin), Inc.	99%
Osiris Holding Corporation (DE Corp)Wisconsin subsidiary
Alderwoods (Wisconsin), Inc.	1%
Northern Land Company, Inc.	100%

International

February 28, 2008
Ownership
BELGIUM
SCI International Limited (DE Corp) Belgium subsidiaries
Camilla Belgium N.V.	100%
Diana Belgium N.V.	100%
BRAZIL
SCI International Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada	100%
CANADA
Service Corporation International (Canada) Limited — (Federal) — ownership as follows:
SCI International Limited	1 share
ECI Capital Corporation	1 share
SCI Cerberus LLC	8,900 shares
Service Corporation International Canada Funding Limited Partnership	1,098 shares
Service Corporation International (Canada) Limited — (Canada subsidiaries)
SSPI (Canada), Inc. (Federal)	100%
Service Corporation International (Canada) Limited — (U.S. subsidiary)
SCI Funeral & Cemetery Purchasing Cooperative, Inc. (DE Corp	25%
SCI International Limited (DE Corp) Canada subsidiaries
3056269 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	1%
3056271 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	99%
Alderwoods Group, Inc. (DE Corp) Canada subsidiaries
Alderwoods Group Canada Inc. (Federal)	100%
247663 Alberta Ltd. (Alberta)	90%
Memento Funeral Chapel (1975) Ltd. — (Alberta)	100%
Advance Funeral Planning Ltd. — (Saskatchewan)	100%
Community Crematorium Services Limited — (Saskatchewan)	50%
Gregory’s Williams Lake Funeral Home Ltd. — (British Columbia)	100%
Guayco Investments Inc./Investissements Guayco — (Quebec)	100%
Les Salons Funeraires Guay Inc. — (Quebec)	100%
Jayne’s Funeral Home (1984) Limited — (Nova Scotia)	100%
P. Contu Funeral Chapels Ltd. — (Manitoba)	100%
Nafcanco ULC— (Nova Scotia)	100%

BARBADOS
Alderwoods Group, Inc. (DE Corp)
Alderwoods Group Canada Inc. (Ontario Corp) Barbados subsidiaries
Loewen International Holdings Ltd.	100%
Loewen Financial Corporation	100%
Loewen Insurance Holdings Inc.	100%
Loewen Trading Corporation	100%

CAYMAN ISLANDS
SCI International Limited (DE Corp) Cayman Islands subsidiaries
SCI Latin America Ltd	100%
SCI Cayman II Ltd.	100%

February 28, 2008
Ownership
GERMANY
SCI International Limited (DE Corp) Germany subsidiaries
SCI D GmbH	100%
Norddeutsche Bestattungsgesellschaft mbH	100%
Bestattungsinstitut Barbel Brand GmbH	100%
Breidenstein Bestattungen GmbH	100%
Thomas Amm GmbH	100%

LUXEMBOURG
SCI International Limited (DE Corp) Luxembourg subsidiary
SCI Luxembourg SARL	100%

MALAYSIA
SCI International Limited (DE Corp) Malaysia subsidiaries
Enlightened Transition Sdn Bhd	100%
Bahua Funeral Services Sdn Bhd	33.33%

PUERTO RICO
Alderwoods Group, Inc. (DE Corp) Puerto Rico subsidiary
SCI Puerto Rico Funeral and Cemetery Services, Inc.	100%

SWITZERLAND
SCI International Limited (DE Corp) Switzerland subsidiaries
Osefi Holdings SA	100%

UNITED KINGDOM
SCI Special, Inc.	100%
SCI Administrative Services, LLC (DE LLC) United Kingdom subsidiary
SCI UK Investments Limited	100%
Alderwoods Group, Inc. (DE Corp) United Kingdom subsidiary
Alderwoods UK Holdings Ltd.